UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by Digital Ally, Inc. (the “Company”) to amend its current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 1, 2024 (the “Original Form 8-K”). Following the filing of the Original Form 8-K, the Company discovered that the Second Certificate of Correction (as defined below) was inadvertently filed twice with the Secretary of State of Nevada. The Company is amending the Original Form 8-K by disclosing the duplicate filing of the Second Certificate of Correction.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2024, Digital Ally, Inc. (the “Company”) filed a certificate of correction (the “First Certificate of Correction”) with the Secretary of State of Nevada to its articles of incorporation, as amended (the “Articles of Incorporation”).The First Certificate of Correction was filed to correct an omission in the Company’s certificate of amendment (the “Certificate of Amendment”) to Article XI of its Articles of Incorporation, filed with the Secretary of State of Nevada on February 7, 2023. Specifically, the Certificate of Amendment erroneously omitted ten million (10,000,000) shares of capital stock designated as preferred stock of the Company and the description thereof, as previously authorized and that was included in its original articles of incorporation. On October 30, 2024, due to a filing error on the First Certificate of Correction, the Company filed a subsequent certificate of correction (the “Second Certificate of Correction”) to correct Article XI of its Articles of Incorporation with the Secretary of State of Nevada. Subsequently, the Company discovered that the Second Certificate of Correction had been inadvertently filed twice with the Secretary of State of Nevada (the “Duplicate Certificate of Correction”). The Second Certificate of Correction and the Duplicate Certificate of Correction both include the corrected Article XI of the Articles of Incorporation.

The foregoing descriptions of the First Certificate of Correction, the Second Certificate of Correction and the Duplicate Certificate of Correction are qualified in their entirety by reference to the full text of such documents attached as Exhibits 3.1, 3.2 and 3.3 hereto and incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Correction to Articles of Incorporation, filed on October 28, 2024 (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by the Company with the SEC on November 1, 2024).
3.2	Certificate of Correction to Articles of Incorporation, filed on October 30, 2024 (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K filed by the Company with the SEC on November 1, 2024).
3.3	Certificate of Correction to Articles of Incorporation, filed on October 30, 2024 (duplicate filing).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer